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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  August 13, 2002

                        SERVICE CORPORATION INTERNATIONAL
               (Exact name of Registrant as specified in Charter)

                                      TEXAS
                 (State or other Jurisdiction of Incorporation)

              1-6402-1                                    74-1488375
       (Commission File Number)                (IRS Employer Identification No.)

   1929 Allen Parkway, Houston, Texas                       77019
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (713) 522-5141



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              99.1 Slide Presentation to accompany meeting to be held August 15, 2002.

              99.2      Press Release dated August 14, 2002.

              99.3 Statement Under Oath made by Robert L. Waltrip, dated August 14, 2002, pursuant to the SEC Order Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

              99.4 Statement Under Oath made by Jeffrey E. Curtiss, dated August 14, 2002, pursuant to the SEC Order Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

ITEM 9.  REGULATION FD DISCLOSURE

         On August 13, 2002, the Company issued a press release announcing its investor conference call and webcast to be held August 15, 2002. Furnished as
Exhibit 99.1 to this Current Report on Form 8-K is a slide presentation to be used at that meeting. Because this presentation is in the form of a slide presentation, the text on each page of the presentation is kept to a minimum to facilitate visual communication. The presentation materials are also currently available on our website, http://www.sci-corp.com.

         On August 14, 2002, the Company issued a press release announcing the submission of its Securities and Exchange Commission certifications and the engagement of a corporate governance expert, as more fully described in the press release furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The Statements Under Oath of the Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002, which have been personally signed and delivered to the Securities and Exchange Commission by each of Robert L. Waltrip, Chairman and Chief Executive Officer of the Company, and Jeffrey E. Curtiss, Senior Vice President and Chief Financial Officer of the Company, respectively, pursuant to the SEC Order Requiring the Filing of Sworn Statements pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460) are furnished as Exhibits 99.3 and 99.4, respectively.

         The information disclosed in this Item 9 Current Report on Form 8-K is not considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SERVICE CORPORATION INTERNATIONAL

Date:  August 14, 2002                 By:      /s/ James M. Shelger
                                           -------------------------------------
                                                James M. Shelger
                                                Senior Vice President
                                                General Counsel and Secretary



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                                 EXHIBIT INDEX


             EXHIBIT
             NUMBER     DESCRIPTION
             -------    -----------
              99.1      Slide Presentation to accompany meeting to be held
                        August 15, 2002.

              99.2      Press Release dated August 14, 2002.

              99.3      Statement Under Oath made by Robert L. Waltrip, dated
                        August 14, 2002, pursuant to the SEC Order Requiring the Filing of Sworn Statements pursuant to Section
                        21(a)(1) of the Securities Exchange Act of 1934 (SEC
                        File No. 4-460).

              99.4      Statement Under Oath made by Jeffrey E. Curtiss, dated
                        August 14, 2002, pursuant to the SEC Order Requiring the Filing of Sworn Statements pursuant to Section
                        21(a)(1) of the Securities Exchange Act of 1934 (SEC
                        File No. 4-460).